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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) August 11, 1997

                              BITWISE DESIGNS, INC.
               (Exact name of Registrant as specified in charter)


          Delaware                 0-20190                       14-1673067
(State or other jurisdiction     (Commission                   (IRS Employer
      of incorporation)           File Number)               Identification No.)


Building 50, Rotterdam Industrial Park, Schenectady, N.Y.          12306
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code (518) 356-9741



          (Former name or former address, if changed since last report)




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ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

     (a) On August 11, 1997, Bitwise Designs, Inc. (the "Company") concluded an offering of $4,000,000 consisting of $4,000,000 principal amount of unsecured, convertible, bearer notes (the "Notes") and 400,000 warrants (the "Warrants"). Each Note is in the denomination of $5,000 bearing interest until maturity, i.e., August 11, 2002, at the rate of 8% per annum, payable semiannually in arrears on February 11, and August 11 each year until maturity, commencing February 11, 1998. The holder of 10 or more Notes may convert the Notes into common stock of the Company at the rate of $3.25 of principal for each share of common stock commencing November 1, 1997 until August 11, 2002. The Notes may be redeemed at the Noteholder's option (i.e, a "put-option") by giving notice of such redemption between June 15, 2001 and July 15, 2001, such redemption is then effective August 1, 2001, at 106% of the principal amount. The Notes may also be redeemed at the Company's option, from November 1, 1997 until August 5, 2002 at 110% of the principal amount, provided that the average daily closing price of shares of the Company for the period of 30 consecutive trading days is at least $6.50. The Notes may also be redeemed at any time after February 11, 1998, at 100% of the principal amount if as a result of changes in the tax laws or new tax laws, the Company would be required to pay amounts in addition to those described in the Terms of the Notes. The Warrants are exercisable at $3.25 per share of common stock from November 1, 1997 until August 11, 2002

         (b) The principal underwriter was Banca del Gottardo. Banca del Gottardo purchased the Notes and Warrants from the Company for resale to its clients.

         (c) The total offering price was $4,000,000 of which $280,000 in commissions and $50,000 in expense reimbursement was paid by the Company to Banca del Gottardo.

         (d) The Company sold its securities to Banca del Gottardo in an offshore transaction in compliance with Regulation S under the Securities Act.

         (e) The holder of 10 or more Notes may convert the Notes into common stock of the Company at the rate of $3.25 of principal for each share of common stock commencing November 1, 1997 to August 11, 2002. The Warrants are exercisable at $3.25 per share of common stock from November 1, 1997 until August 11, 2002.


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    BITWISE DESIGNS, INC.
                                                    (Registrant)


                                                    By: /s/ DENNIS H. BUNT
                                                        -----------------------
                                                        Dennis H. Bunt
                                                        Chief Financial Officer



Dated: August 13, 1997

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